UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2024

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

The Walnut Building 691 Mill St, Suite 204 Los Angeles, CA	90021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 527-1270

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in a Form 8-K filed with the U.S. Securities and Exchange Commission on April 13, 2023, on April 12, 2023, AERWINS Technologies Inc., a Delaware corporation’s (the “Company,” “we,” “us,” or “AERWINS”) entered into a Securities Purchase Agreement (the “SPA”) with Lind Global Fund II LP, an investment fund managed by The Lind Partners, a New York based institutional fund manager (together, “Lind Global”). Pursuant to the SPA, the Company agreed to issue to Lind Global up to three secured convertible promissory notes (the “Notes” and each a “Note”) in the aggregate principal amount of $6,000,000 and warrants (the “Warrant” and each a “Warrant”) to purchase up to 5,601,613 shares of the Company’s common stock ( the “Transaction”).

The Closing of the first Tranche (the “First Closing”) occurred on April 12, 2023 and consisted of the issuance and sale to the Investor of a Note with a purchase price of $2,100,000 and a principal amount of $2,520,000 (the “First Closing Note”) and the issuance to Lind Global of a Warrant to acquire 2,532,678 shares of common stock. The Closing of the second Tranche (the “Second Closing”) occurred on May 23, 2023 and consisted of the issuance and sale to Lind Global of a Note with a purchase price of $1,400,000 and a principal amount of $1,680,000 (the “Second Closing Note,” together with the First Closing Note, the “Closing Notes”), and the issuance to Lind Global of a Warrant to acquire 1,568,542 shares of common stock.

First Amendments. On August 25, 2023, the Company and Lind Global entered into an Amendment to Senior Convertible Promissory Note First Closing Note and an Amendment to the Senior Convertible Promissory Note Second Closing Note (collectively, the “First Note Amendments”) which amended the Closing Notes’ Conversion Price (as defined in the Closing Notes) to include a floor price of $0.18176 (the “Floor Price”) and provided for a cash payment if the Conversion Price is deemed to be the Floor Price, then in addition to issuing the Conversion Shares (as defined in the Closing Notes) at the Floor Price, the Company will also pay to Lind Global a cash amount equal to (i) the number of shares of common stock that would be issued to Lind Global upon a conversion determined by dividing the dollar amount to be converted being paid in shares of common stock by ninety percent (90%) of the lowest single VWAP during the twenty (20) Trading Days prior to the applicable date of conversion (notwithstanding the Floor Price) less (ii) the number of Conversion Shares issued to Lind Global in connection with the conversion; and (iii) multiplying the result thereof by the VWAP on the Conversion Date.

Second Amendments. On January 23, 2024, the Company and Lind Global entered into an Amendment No. 2 to Senior Convertible Promissory Note First Closing Note and an Amendment No. 2 to the Senior Convertible Promissory Note Second Closing Note (collectively, the “January Note Amendments”) which amended the Closing Notes to, subject to the conditions discussed below, (i) reduce the aggregate principal amount of the Closing Notes from $2,520,000 to $2,100,000, (ii) require the Company to repay an aggregate of $1,750,000 of the principal amount of the Closing Notes no later than the closing date of a public offering of the Company’s Common Stock where it receives gross proceeds of at least $13,500,000 (the “Public Offering”) and (iii) requires Lind Global to convert no less than an aggregate of $1,750,000 of the Closing Notes no later than 11 months after the closing of the Public Offering, provided that at the time of such conversion Lind Global receives shares of Common Stock that may be disposed of without restrictive legend at their issuance pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act (the “Mandatory Conversion Amount”).

In addition, on January 23, 2024, the Company and Lind Global entered into Amendment No. 2 to Securities Purchase Agreement (the “SPA Amendment No. 2”) to, subject to the conditions discussed below, (i) eliminate the obligation of the Company and Lind Global to complete the Third Closing, (ii) delete the clause obligating the Company to register the shares of common stock issuable upon conversion of the Closing Notes and exercise of the Warrants (collectively, the “Closing Securities”) or pay Lind Global any delay payments as a result of the Company’s failure to register the Closing Securities, (iii) eliminate certain restrictions on the Company’s right to issue equity and debt in future transactions and (iv) eliminate Lind Global’ right to participate in future offerings of the Company’s securities, other than its rights to participate in the Public Offering.

The January Note Amendments and the SPA Amendment are subject to the Company completing the Public Offering and making the Mandatory Prepayment as discussed above.

The foregoing description of the First Note Amendments is qualified in its entirety by reference to the January Note Amendments and the SPA Amendment No. 2, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
10.1	Amendment No. 2 to Senior Convertible Promissory Note First Closing Note between AERWINS Technologies, Inc. and Lind Global Fund II LP dated January 23, 2024.

10.2	Amendment No. 2 to Senior Convertible Promissory Note Second Closing Note between AERWINS Technologies, Inc. and Lind Global Fund II LP dated January 23, 2024.

10.3	Amendment No. 2 to Securities Purchase Agreement between AERWINS Technologies, Inc. and Lind Global Fund II LP dated January 23, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2024	AERWINS Technologies Inc.

	By:	/s/Kiran Sidhu
Kiran Sidhu
Chief Executive Officer